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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: April 19, 2005
                 Date of earliest event reported: April 18, 2005

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

      Delaware                     1-3619                    13-5315170
   (State or other            (Commission File            (I.R.S. Employer
   jurisdiction of                (Number)               Identification No.)
   incorporation)

                235 East 42nd Street
                 New York, New York                             10017
     (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition

On April 19, 2005, Pfizer Inc. (the "Company" or "Pfizer") issued a press release announcing its financial results for the first quarter of 2005. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report, and such press release is incorporated herein by reference.

Item 2.06    Material Impairments

On April 18, 2005, the Company determined that certain intangible assets relating to Bextra, one of our selective Cox-2 inhibitor pain relievers, have become impaired due to our decision, announced on April 7, 2005, to suspend the sales of Bextra. The Company recorded certain charges totaling $1.213 billion ($766 million, net of tax) in the first quarter of 2005. These pre-tax charges included $1.145 billion relating to the impairment of Bextra's intangible assets for developed technology rights, $10 million for the write-off of machinery and equipment, $56 million in write-offs of inventory, and $2 million relating to the costs of administering the suspension of sales.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated
               April 19, 2005, reporting Pfizer's financial results for the first quarter of 2005. Exhibit 99 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                             PFIZER INC.

                                             By: /s/ Margaret M. Foran
                                                 -------------------------------
                                                 Margaret M. Foran
                                                 Title: Vice President-Corporate
                                                 Governance and Secretary

Dated: April 19, 2005

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99             Press Release of Pfizer Inc. dated April 19, 2005, reporting
               Pfizer's financial results for the first quarter of 2005.